Exhibit 10.1

November 19, 2007

Sopris Capital Advisors LLC

152 West 57th Street

New York, NY 10019

Attn: Mr. Nikos Hecht

Re:	Amendment to Lock Up Agreement and Plan Term Sheet

Dear Mr. Hecht:

Reference is made to (i) that certain Lock Up, Voting and Consent Agreement dated October 14, 2007 (“Lock Up Agreement”), by and among Movie Gallery, Inc. and certain of its affiliate signatories thereto (the “Debtors”), and Sopris Capital Advisors LLC and certain second lien lender signatories thereto (the “Consenting Holders”), (ii) that certain Proposed Restructuring Term Sheet attached as Exhibit A to the Lock Up Agreement (the “Plan Term Sheet”) and (iii) that certain Rights Offering Term Sheet attached as Exhibit A-4 to the Plan Term Sheet (the “Rights Offering Term Sheet” and together with the Lock Up Agreement and the Plan Term Sheet, in each case as amended through the date hereof, the “Restructuring Agreements”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lock Up Agreement.

The Debtors, the Requisite Second Lien Holders and the Requisite Senior Note Holders hereby agree as follows:

1.	The terms of the Lock Up Agreement shall be amended as follows:

(a) Section 8.1(c) is hereby amended and replaced in its entirety as follows:

“(c) the Debtors shall not have filed the Plan and Disclosure Statement with the Bankruptcy Court on or before November 27, 2007;”.

(b) Section 8.1(d): the phrase “75 days following the Petition Date” is hereby amended and replaced with “January 11, 2008”.

(c) Section 8.1(e): the phrase “120 days following the Petition Date “ is hereby amended and replaced with “February 28, 2008”.

(d) Section 8.1(f): the phrase “150 days following the Petition Date” is hereby amended and replaced with “March 28, 2008”.

2.	The terms of the Plan Term Sheet shall be amended as follows:

Section III, “Plan-Related Pleadings to Be Filed” section: the introductory phrase “On or before 30 days after the Petition Date,” is hereby amended and replaced with “On or before November 27, 2007,”.

Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Restructuring Agreements, and all rights of the Consenting Holders, shall remain in full force and effect.

Please confirm you agreement with the foregoing by executing this letter in the space provided below.

Sincerely,

/S/ S. Page Todd
S. Page Todd
Executive Vice President
General Counsel

REQUISITE SECOND LIEN HOLDERS AND
REQUISITE SENIOR NOTE HOLDERS:
SOPRIS CAPITAL ADVISORS LLC

By:
Name:	Nikos Hecht
Title:	Managing Director